NO SALE OR TRANSFER OF THIS WARRANT OR THE SECURITIES UNDERLYING THIS WARRANT MAY BE MADE UNTIL THE EFFECTIVENESS OF A REGISTRATION STATEMENT OR OF A POST-EFFECTIVE AMENDMENT THERETO UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), COVERING THIS WARRANT OR THE SECURITIES UNDERLYING THIS WARRANT, OR UNTIL THE COMPANY IS IN RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

                                WARRANT AGREEMENT


     Warrant Agreement (the "AGREEMENT") dated August 28, 2001 between Emergent Financial Group, Inc., a Delaware corporation (the "COMPANY"), and Starfish, LLC and its permitted assigns (the "HOLDERS").

                             BACKGROUND INFORMATION
                             ----------------------

     WHEREAS, the Company agreed to grant warrants (the "Warrants") to the Holder to induce the Holders to convert certain convertible securities held by the Holders into the Company's common stock. Under the terms agreed upon by the parties, the Warrants shall entitle the Holders to purchase up to 4,600,000 shares of the Company's common stock, $0.01 par value ("COMMON STOCK") at any time prior to June 30, 2006. Each Warrant entitles the Holder to purchase one duly authorized, fully paid and nonassessable share of Common Stock upon exercise thereof.

     WHEREAS, each Holder will be entitled to receive a certificate representing the Warrant (each a "CERTIFICATE") and shall be dated effective as of the date of issuance. The shares of Common Stock issued upon exercise of the Warrants, or reserved for issuance or otherwise issuable upon exercise of the Warrants under this Agreement, are sometimes hereinafter referred to as the "WARRANT SHARES."

     WHEREAS, the Company desires to fix the form and provisions of each Certificate that will represent one or more issued Warrants, as well as the terms of the Warrants themselves with respect to issuance, exercise, and expiration, and the respective rights, limitations, obligations and duties of the Company and each Holder which will be established upon any such issuance; and to make each Warrant when represented by a Certificate that has been duly executed by the Company (or by any substitute or replacement Certificate issued under the terms set forth below), the valid, binding and legally enforceable obligation of the Company.

     Accordingly,  the  Company  and  the  Holders  hereby  agree  as  follows:

                              OPERATIVE PROVISIONS
                              --------------------

1. Issuance. The Company shall issue Warrant Certificates to purchase up to an aggregate of 4,600,000 shares of Common Stock (each applicable exercise price shall be referred to herein as the "EXERCISE PRICE" with respect to each Warrant Certificate, as applicable).

2.   Warrant  Certificates.  Each  Certificate  to be delivered pursuant to this
       ---------------------
     Agreement  shall  be  in  the  form  set  forth  in Exhibit A (the "WARRANT
     CERTIFICATE") which is attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement.

3.   Warrants  Governed by Agreement.  This  Warrant  Agreement governs an issue
     -------------------------------
     of up to an aggregate of 4,600,000 Warrants, each of which will entitle its Holder to purchase one Warrant Share on the terms and subject to the conditions and possible adjustments set forth herein. The Warrants are vested in full and may be exercised, in whole or in part, from time to time, in accordance with the terms of this Agreement and the Warrants.

4.   Execution  and  Date  of  Warrant  Certificates.
     -----------------------------------------------

     a.   General.  Each  Certificate shall be executed on behalf of the Company
          -------
          by its chief executive officer, its president or any vice president, under its corporate seal which will be reproduced thereon, and attested by its corporate secretary or one of its assistant secretaries.

     b.   Date of Certificate. Each Certificate shall be dated as of the date of
          -------------------
          execution  by  the  Company  officers  described  above.

5.   Ownership.  The  Company  shall  acknowledge  each  registered  Holder of a
     ---------
     Warrant Certificate as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), in connection with its sale, transfer or exercise, any distribution to the holder thereof and for all other purposes, and, subject to the provisions of Section 11 below, the Company shall not be affected by any notice to the contrary.

6.   Exercise  of  Warrants.
     ----------------------

     a.   Expiration  Date.  Each  Warrant  shall  expire  at 5:00 p.m., Pacific
          ----------------
          Standard Time, on June 30, 2006, and, prior thereto, may be exercised at any time after the Effective Date, provided, however, that the Holder of the Warrants must give not less than 90 days prior notice to the Company prior to any exercise of such Warrant. For purposes of the Warrant Agreement, the term "EFFECTIVE DATE" shall refer to the date of issuance of such Warrant.

     b.   Exercise  Price  and  Payment.  Subject  to  the  provisions  of  this
          -----------------------------
          Agreement, the Holder shall have the right to purchase from the Company (and the Company shall issue and sell to such Holder) that number of fully paid and non-assessable Warrant Shares, at the Exercise Price (as stated in the applicable Warrant Certificate) and as shall be designated in a completed and executed Election to Purchase form appearing on the reverse side of each Certificate, and upon surrender to the Company of the Certificate evidencing each such Warrant being exercised, and payment of a monetary amount equal to the product of the Exercise Price and the number of Warrant Shares being purchased (the "Exercise Price Multiple"). The Exercise Price Multiple may be paid in cash, check, or by certified or official bank check payable to the order of the Company, or by "cashless" or "easy" exercise, as set forth below.

     c.   Easy  Exercise.  In  the event the Warrant Shares have been registered
          --------------
          on a then effective registration statement, or if the Warrant Shares are otherwise not "restricted securities" under the Securities Act of 1933, as amended, and if permitted by law and applicable regulations (including Nasdaq and NASD rules), the Holder may pay the exercise price through a commitment from the Holder and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer"), whereby the Holder irrevocably elects to exercise all or a portion of the Warrants and to sell in an orderly manner as soon as possible the Warrant Shares issuable pursuant to such exercise and to pay the Exercise Price Multiple. The Holder and the NASD Dealer shall irrevocably commit upon sale of such Warrant Shares to forward the Exercise Price Multiple directly to the Company. All proceeds of sales of the Warrant Shares shall be assigned to the Company to secure the obligation to pay the Exercise Price Multiple, and all such proceeds shall be remitted directly to the Company until such Exercise Price Multiple has been paid in full.

     d. In the event the Warrant Shares then issuable upon exercise of the Warrants are not registered as described in Section 6(c) above, or are in any way "restricted" securities (including any restriction in the volume and manner of sales pursuant to Rule 144), than in lieu of exercising the Warrants or any portion thereof, the Holder or Holders, if applicable, shall have the right to convert the Warrants, or any portion thereof, into Warrant Shares by executing and delivering to the Company, at its principal executive office, a duly executed Election to Purchase Form, specifying the number of Warrants to be converted, and accompanied by the surrender of such Warrants. The person or persons in whose name or names the certificates for the Warrant Shares shall be issuable upon such conversion shall be deemed the holder or holders of record of such Warrant Shares at that time and date. The number of Warrant Shares to be issued upon such conversion shall be computed using the following formula:

     X =  (P)(Y)((A-B)/A)
     X = the number of Warrant Shares to be issued to such Holder for the percentage of Warrants being converted
     P =  the  percentage  of  the  Warrants  being  converted

     Y = the total number of Warrant Shares then issuable upon exercise of the Warrants
     A =  the  Fair  Value  (as  defined  below)  of  one  Warrant  Share
     B =  the  Exercise  Price  on  the  date  of  conversion

     e. Within three (3) business days following such surrender of a Certificate and payment of the Exercise Price Multiple (except in the case of an "easy exercise" as described in subsection 6(d) above), the Company shall cause to be issued and delivered promptly to the Holder, or, upon the written order of the Holder, in such other name as the Holder may designate, a certificate for the Warrant Shares being purchased, as evidenced by the Election to Purchase. Such Warrant Share certificate shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become the Holder of such Shares as of the date of the surrender of the applicable Certificate and payment of the Exercise Price Multiple. The Warrants evidenced by a Certificate shall be exercisable, at the election of the Holder, either as an entirety or from time to time for only part of the number of Warrants specified in the Certificate. In the event that less than all of the Warrants evidenced by a Certificate surrendered upon the exercise of Warrants are exercised at any time prior to the date of expiration of the Warrants, a new Certificate shall be issued for the remaining number of Warrants evidenced by the Certificate so surrendered. All Certificates surrendered upon exercise of Warrants shall be canceled by the Company.

     f.   No  Fractional  Shares  to be Issued.  No fraction of a Share shall be
          ------------------------------------
          issued upon any exercise of Warrants, but, in lieu thereof, the number of shares issuable upon exercise of the Warrants shall be rounded up to the nearest full share of Common Stock. No fractional Warrants shall be issued.

     g. In the event of a breach of this Agreement by the Company, or a delay or other failure to issue, transfer or clear the Warrant Shares under the terms hereof, or a failure of the Company to promptly authorize the Company's transfer agent to remove restrictive legends as permitted by law or clear any transfer permitted by law, or any other breach of any obligation of the Company which has the effect of delaying the ability of the Holder to sell any Warrant Shares without restriction in an open market transaction which would otherwise be permitted by law (a "Transfer Breach"), would result in substantial damages to the Holder. Such damages are impracticable and extremely difficult to ascertain under the circumstances existing as of the date of this Agreement. In the event the Company intentionally or negligently commits a Transfer Breach, or otherwise delays or impedes the issuance, clearance or transfer of Warrant Shares within five business days after a written request therefor has been delivered to the Company (the "Certificate Request"), the Company agrees to pay to the Holder or its assignee or designee an amount equal to the greater of (i) $1,000 per business day for each 500,000 Warrant Shares owned by the Holder (including, without limitation, Warrant Shares previously issued upon exercise of Warrants (but not yet sold) or issuable upon exercise of any then outstanding Warrants), (ii) the product of (x) the last sale price of the Common Stock as reported on any securities market or exchange designated by Holder (the "Last Reported Sale Price") on the date the certificates are properly issued and delivered to the Holder or its assignee or designee, less the Last Reported Sales Price on the date of the Certificate Request, multiplied by (y) the number of Warrant Shares beneficially owned by such Holder, including, without limitation, Warrant Shares previously issued upon exercise of Warrants (but not yet sold) or issuable upon exercise of any then outstanding Warrants ("Warrant Shares Beneficially Owned"), or (iii) the quotient of (x) the Last Reported Sale Price on the day prior to the date of the Certificate Request, multiplied by the number of Warrant Shares Beneficially Owned by the Holder, divided by (y) 200 (the "Delay Damages"), for each business day after the fifth business day following the delivery of the Certificate Request to the Company through and including the day such certificates (without legend or restriction) are delivered to the Holder or its assignee or designee at the address set forth in such Certificate Request or are otherwise cleared or transferred. THE LIQUIDATED DAMAGES AS DESCRIBED HEREIN REPRESENT A REASONABLE ESTIMATE OF DAMAGES. THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES FOR THE BREACH OF THIS PARAGRAPH IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES PURSUANT TO CALIFORNIA CIVIL CODE SECTION 1671, 1676, AND 1677. THE LIQUIDATED DAMAGES SHALL CONSTITUTE THE SOLE AND EXCLUSIVE REMEDY FOR THE COMPANY'S BREACH OF THIS AGREEMENT AS DESCRIBED HEREIN. IN THE EVENT THE COMPANY RESTRICTS OR DELAYS THE TRANSFER OR CLEARANCE OF SUCH CERTIFICATES BY THE HOLDER OR ITS ASSIGNEE OR DESIGNEE (WHETHER BY STOP TRANSFER ORDER, UNREASONABLE DELAY OR OTHERWISE), THE COMPANY SHALL PAY TO THE HOLDER OR ITS ASSIGNEE OR DESIGNEE THE DELAY DAMAGES FOR EACH BUSINESS DAY OF SUCH RESTRICTION OR DELAY. To the extent necessary to effect the foregoing, the Company agrees (i) to file in a timely manner and keep current information on file with the Securities and Exchange
          Commission as provided in Rule 144(c) and (ii) to keep any registration statement pursuant to which the Warrant Shares have been registered for resale under the Securities Act current. The parties have set forth their initials below to indicate their agreement with the liquidated damage provision in this paragraph.

               THE  COMPANY           THE  HOLDER

                   JG                     GH
               -----------            ----------
               INITIALS               INITIALS

7.   Payment  of  Taxes.  The  Company  will  pay  all  documentary  stamp taxes
     ------------------
     attributable to the initial issuance of Shares upon the exercise of Warrants; provided that the Company shall not be required to pay any such taxes which may be payable in respect of any transfer involved in the issue of any Certificates or any certificates for Shares in a name other than that of the Holder of a Certificate surrendered upon the exercise of a Warrant.

8.   Reservation  and Issuance of Shares.  The Company will at all times reserve
     -----------------------------------
     and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its authorized and issued shares of Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the full number of Warrant Shares deliverable upon the exercise of all outstanding Warrants. Before taking any action which would cause an adjustment pursuant to Section 10 reducing the Exercise Price below the then par value (if any) of the Warrant Shares issuable upon exercise of the Warrants, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares at the Exercise Price as so adjusted. The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will be validly issued, fully paid and non-assessable outstanding Warrant Shares of the Company or any successor.

9.   Mutilated  or  Missing Warrant Certificates.  In case any Certificate shall
     -------------------------------------------
     be mutilated, lost, stolen or destroyed, the Company shall issue in exchange and substitution for and upon cancellation of the mutilated Certificate, or in lieu of and substitution for the Certificate lost, stolen or destroyed, a new Certificate, of the same series and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Certificate and indemnity, if requested, also satisfactory to it. Applicants for such substitute Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

10.  Adjustment  of  Exercise  Price  and  Number  of  Shares Purchasable.  The
     --------------------------------------------------------------------
     Exercise Price and the number of Warrant Shares purchasable upon the exercise of each Warrant are subject to adjustment from time to time as set forth in this Section 10.

     a.   Decrease  or  Increase  in  Exercise  Price  Upon  Subdivision  or
          ------------------------------------------------------------------
          Combination. If the Company shall at any time subdivide or combine the
          -----------
          outstanding shares of its Common Stock, the Exercise Price in effect immediately prior to such subdivision or combination shall be proportionately increased in the case of a combination or decreased in the case of a subdivision, effective at the close of business on the date of such subdivision or combination, as the case may be.

     b.   Adjustment  in  Number  of Shares Upon Change of Exercise Price.  Upon
          ---------------------------------------------------------------
          each adjustment of the Exercise Price pursuant to Section 10(a) hereof, each Holder shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Exercise Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock purchasable hereunder immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

     c.   Merger.  If  the  Company,  at  any  time  while  any  Warrants remain
          ------
          outstanding and unexpired, consolidates with or merges into or with any other corporation, the Warrants shall thereafter evidence the right of the Holder to purchase the number and kind of securities in respect of the surviving corporation as would have been issuable or distributable to the Holder had he, she or it exercised the unexercised portion of the Warrants immediately prior to such consolidation or merger.

     d.   Distribution  of  Company  Assets.  If  the  Company  shall  make  any
          ---------------------------------
          distribution of its assets to the holders of its Common Stock as a partial or complete liquidating dividend, a return of capital or otherwise, each Holder shall be entitled, after occurrence of the record date for determining shareholders entitled to such distribution, but before the date of such distribution, to exercise any Warrants then owned and purchase any or all of the shares of Common Stock then subject hereto, and thereupon to receive the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of Common Stock as such value is determined in good faith by the Company's Board of Directors) which would have been payable to such Holder had he, she or it been the holder of record of such shares of Common Stock on the referenced record date.

11.  Transfer  Restrictions.  The Holder acknowledges that neither this  Warrant
     ----------------------
     nor the Warrant Shares may be offered or sold except pursuant to an effective registration statement under the Securities Act or a written opinion of counsel satisfactory to the Company that an exemption from registration under the Securities Act is available. Each Holder agrees that prior to making any disposition of the Warrant or Warrant Shares, unless a registration statement under the Securities Act is in effect with regard thereto, the Holder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made, along with an opinion of counsel satisfactory to the Company which provides that no registration statement or other notification or post-effective amendment thereto (hereinafter collectively a "REGISTRATION STATEMENT") under the Securities Act is required with respect to such disposition.

12.  Transfer  -  General.  Subject  to the terms hereof,  the Warrants shall be
     --------------------
     transferable only on the books of the Company maintained at its principal office upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. Upon any registration of transfer, the person to whom such transfer is made shall receive a new Warrant or Warrants as to the portion of the Warrant transferred, and the Holder of such Warrant shall be entitled to receive a new Warrant or Warrants from the Company as to the portion thereof retained. The Company may require the payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer.

13.  Piggyback  Registration  Rights.
     -------------------------------

     a. In case the Company shall at any time determine to register any of its securities under the Securities Act, other than by way of Securities and Exchange Commission (the "COMMISSION") Forms S-4 or S-8, or any successor form thereto, at its own initiative, the Company will give prompt notice thereof to the Holder, and if so requested in writing by any person to which such notice shall have been properly provided, the Company will include among the securities which it then endeavors to make the subject of a registration statement to be filed under the Securities Act, or to qualify under such state securities laws, all or any part of such previously issued shares, or of the shares then eligible for issuance upon exercise of the Warrants as shall be specified in such request (the "DESIGNATED SHARES"), and the Company will use its best efforts to cause all such registrations, qualifications or compliances to be effected and to be kept effective for not less than 90 days.

     b. Notwithstanding the foregoing, if at any time after the date hereof the Company files a registration statement with respect to any of its securities in connection with a bona fide underwritten public offering of the same, then (a) any Designated Shares which shall have been made the subject of a registration statement filed for the purpose of qualifying shares under the Securities Act for future sale or which are, in connection with such a registration, being or to be included pursuant to Section 13, shall, if so requested by the managing underwriter(s) and consented to by each applicable holder of Designated Shares, be offered for sale through the underwriters on the same terms and conditions under which the Company's securities are to be distributed, provided that if the managing underwriter(s) elect to
                           --------
          include less than all Designated Shares to be offered by selling shareholders, those to be included in the underwritten portion of the offering shall be, as to each holder thereof, as nearly equal in number as is practicable; and (b) those Designated Shares which are not being distributed by the underwriters in such public offering shall be withheld from the market by the selling shareholders for a period, not to exceed 180 days, measured from the effective date of the registration statement by which such public offering is being effected, which the managing underwriter(s) determine necessary in order to stabilize the market for the underwritten shares. Notwithstanding the foregoing, in the event in the written opinion of such managing underwriter(s), the Designated Shares may not be included in the registration statement without having a material adverse effect on the Company's offering of it securities, the managing underwriter(s) shall have the right to eliminate or reduce the number of Designated Shares proportionately among the Holders.

     c. All expenses incurred in connection with any registration, qualification or compliance effected by the Company pursuant to
          Section 13, including, without limitation, all registration and filing fees, fees and expenses of complying with federal and state securities laws, printing expenses, fees and disbursements of counsel for the Company, and all expenses of any special audits incidental to or required by such registration (collectively, the "REGISTRATION EXPENSES") shall be borne by the Company, provided that each holder of Designated Shares shall be responsible for that portion of any underwriting commission incurred in connection with the underwritten distribution of the securities made the subject of such registration effort as shall bear the same ratio to such commission as the value of the Designated Shares sold by the holder in the offering bears to the value of all Company securities sold in such offering.

     d.   Indemnification  by  the  Company:  In  case  of  each  registration,
          ---------------------------------
          qualification  or  compliance  effected  by  the  Company  pursuant to
          Section 13, the Company will indemnify and hold harmless each holder of Designated Shares from and against all claims, losses, damages and liabilities of such holder arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document incident to such registration, qualification or compliance or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or the Exchange Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance; provided that the Company will not be liable to any such person to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such person and stated to be specifically for use therein.

     e.   Indemnification  by  the  Holders.  Each  Holder hereby agrees, and by
          ---------------------------------
          requesting registration of Designated Shares, each Holder agrees, that in connection with each registration statement effected pursuant hereto in which Common Stock issued upon exercise of all or any portion of the Warrants (the "Holder Common Stock") is to be disposed of, each of the participating Holders shall, severally but not jointly, indemnify and hold harmless, to the fullest extent permitted by law, the Company, each other selling Holder and their respective directors, officers, agents and employees and each person who controls the Company and each other selling Holder (within the meaning of the Securities Act and the Exchange Act) and the managing underwriter if any, and its directors, officers, agents, and employees and each person who controls such underwriter (within the meaning of the Securities Act and Exchange Act), in each case against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in such registration statement or prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission is contained in any information furnished by such Holder to the Company expressly for inclusion in such registration statement or prospectus.

     f.   Conduct  of  Indemnification  Proceedings.  Any  person  entitled  to
          -----------------------------------------
          indemnification hereunder shall give prompt notice to the indemnifying party of any claim with respect to which it shall seek indemnification and shall permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to indemnification
          --------
          hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (i) the indemnifying party shall have agreed to pay such fees or expenses, or
          (ii) the indemnifying party shall have failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such person or (iii) such assumption would constitute an actual conflict of interest (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). If such defense is not assumed by the indemnifying party, the indemnifying party shall not be subject to any liability for any settlement made without its consent (but such consent shall not be unreasonably withheld). No indemnified party shall be required to consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a written release in form and substance reasonably satisfactory to such indemnified party from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one firm of counsel (and, if necessary, local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless a conflict of interest as to the subject matter exists between such indemnified party and another indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of additional counsel for such indemnified party.

     g.   Contribution.  If  for  any  reason  the  indemnification provided for
          ------------
          herein is unavailable to an indemnified party or is insufficient to hold it harmless as contemplated hereby, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided that in no event shall the liability of any Holder for such contribution and indemnification exceed, in the aggregate, the dollar amount of the proceeds received or to be received by such Holder upon the sale of securities giving rise to such indemnification and contribution obligation.

     h. The Company may require each selling Holder to furnish to the Company such information and documents regarding such selling Holder and the distribution of such securities as the Company may from time to time reasonably request in writing in order to comply with the Securities Act.

     i. Each of the selling Holders agrees that, upon receipt of any notice from the Company of the happening of any event which would cause any then effective registration statement to be inaccurate, no longer effective, subject to a stop order issued by the Securities and Exchange Commission, or which would otherwise require by law or regulation that such selling Holders to discontinue sales of securities under such registration statement, it will forthwith discontinue disposition pursuant to such registration statement of any shares of Common Stock covered by such registration statement or prospectus until its receipt of the copies of a supplemented or amended prospectus relating to such registration statement or prospectus or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed and, if so directed by the Company, will deliver to the Company all copies, other than permanent file copies then in their possession, of the prospectus covering such securities in effect at the time of receipt of such notice.

     j. The obligations of the Company to use its reasonable efforts to cause the Holder Common Stock to be registered under the Securities Act are subject to each of the following limitations, conditions and qualifications:

          i. The Company shall be entitled to abandon, discontinue, withdraw or postpone for any period of time the filing or effectiveness of, or suspend the rights of selling Holders to make sales pursuant to, any registration statement otherwise required to be prepared, filed and made and kept effective by it hereunder if the Board of Directors of the Company reasonably determines in good faith that (i) there is a material undisclosed development in the business or affairs of the Company (including any pending or proposed financing, recapitalization, acquisition or disposition), the disclosure of which at such time would be adverse to the Company's interests or (ii) such filing or effectiveness would be disadvantageous to the Company or its shareholders.

          ii. The Company's obligations shall be subject to the obligations of the selling Holders, which each of the Holders hereby acknowledges, to furnish all information and materials and to take any and all actions as may be required under applicable federal and state securities laws and regulations to permit the Company to comply with all applicable requirements of the SEC and state securities regulations and to obtain any acceleration of the effective date of such registration statement or maintain the effectiveness or currency thereof.

          iii. If requested by an underwriter in an underwritten offering, each Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Common Stock within 30 days before or 60 days after the effective date of a registration statement filed pursuant to
               Section  13.

14.  Miscellaneous  Provisions.
     -------------------------

     a.   Limitation  of  Rights  Conferred.  This  Warrant  Agreement  does not
          ---------------------------------
          confer upon any Holder of a Warrant Certificate any right as a shareholder of the Company, nor shall anything contained herein be deemed to affect the right or power of the Company to make adjustments, reclassifications, reorganizations other changes in and to its capital stock or business organization or to limit its right to merge or consolidate or to sell, transfer or liquidate all or any part of its business or assets.

     b.   Notices:  All notices or other communications required or permitted to
          -------
          be given pursuant to this Agreement shall be in writing and shall be considered as properly given or made if hand delivered, mailed from within the United States by certified or registered mail, or sent by prepaid telegram:

               if  to  the  Company:

                    Emergent  Financial  Group,  Inc.
                    3550  N.  Central  Avenue,  Suite  1800
                    Phoenix,  Arizona  85012
               Attention:  President

                    if  to  a  Holder,  in  care of the address set forth in the
               Company's records established at the time of the Holder's receipt of a Certificate,

                    or  to  such  other  address  as  any  such  party  may have designated by like notice forwarded to the other party hereto. Notwithstanding the foregoing, notices of change of address shall be furnished only when received.

15.  Governing  Law  and  Jurisdiction.  This  Agreement  and  the  rights  and
     ---------------------------------
     obligations of the parties under this Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of California, without regard to the principles of conflicts of laws thereof. In the event of litigation, the prevailing party shall be entitled to reasonable attorneys fees and costs. Any controversy arising hereunder shall be resolved in the state or federal courts sitting in Los Angeles County, California. In the event a Holder alleges in any complaint that the Company has committed or permitted to exist a Transfer Breach, the Company shall, within 30 days following service of such complaint on the Company, provide a bond, which shall be payable to the plaintiffs in the event judgment is entered in their favor, up to the amount of such judgment. Such bond shall be in an amount equal to the product of the Last Reported Sales Price on the date of the applicable Certificate Request (or the date of the filing of the complaint, if no Certificate Request was delivered), multiplied by the number of Warrant Shares Beneficially Owned by the Holders who are plaintiffs in such complaint. The Holders shall not be required to post any bond.

     WAIVER OF JURY TRIAL. THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING
     RELATING  TO  THIS  AGREEMENT  OR  FOR  ANY  COUNTERCLAIM  THEREIN.

16.  Supplements  and Amendments.  The  Company may from time to time supplement
     ---------------------------
     or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interests of the Holders.

17.  Successors and Assigns.  This Agreement shall be binding upon and inure to
     ----------------------
     the benefit of the Company and the Holders and their respective successors and assigns.

18.  Merger  or  Consolidation  of the Company.  So long as the Warrant remains
     -----------------------------------------
     outstanding, the Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be (if not the Company), shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

19.  Benefits  of this Agreement.  Nothing in this Agreement shall be construed
     ---------------------------
     to confer upon any person other than the Company, the Holders and any successors, assignees, transferees or designees of the Holders, any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company, the Holders and any successors, assignees, transferees or designees of the Holders.

20.  Captions.  The  captions  of  the  Sections  of  this  Agreement have been
     --------
     inserted  for  convenience  only  and  shall  have  no  substantive effect.

21.  Counterparts.  This  Agreement  may  be  executed  in  any  number  of
     ------------
     counterparts (including by telecopy) each of which when so executed shall be deemed to be an original; and all of which counterparts together shall constitute one and the same instrument.

22.  Limitation  of  Liability.  No  provision  hereof,  in  the  absence  of
     -------------------------
     affirmative action by any Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of any Holder of a Warrant, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by the creditors of the Company.

23.  No  Waiver;  Cumulative  Remedies.  No failure to exercise and no delay in
     ---------------------------------
     exercising, on the part of any Holder or the Company, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise or any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

24.  Compliance  with  Governmental  Regulations.  The Holder acknowledges that
     -------------------------------------------
     none of the Warrants or Warrant Shares have been registered under the Securities Act, and therefore may be sold or disposed of only pursuant to an effective registration statement under the Securities Act, or an exemption from such registration, and in accordance with this Agreement. The Warrant Shares will bear a legend to the following effect:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH THE SECURITIES COMMISSION OF ANY STATE UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND ARE SUBJECT TO THE WARRANT AGREEMENT, DATED AS OF AUGUST 28, 2001, AMONG EMERGENT FINANCIAL GROUP, INC. AND THE ORIGINAL HOLDER HEREOF (A COPY OF EACH SUCH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY AND MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY). THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS AND UPON PROVISION OF AN OPINION OF COUNSEL IN FORM SATISFACTORY TO THE COMPANY."

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                    EMERGENT  FINANCIAL  GROUP,  INC.


                    By:  /s/  Jason  Galanis
                       --------------------------------
                          Jason  Galanis,  President


                    STARFISH,  LLC



                    By:  /s/  Greg  Harrington
                       --------------------------------
                         Name:  Greg  Harrington
                         Title: Managing  Member

                                    EXHIBIT A

                           Form of Warrant Certificate
                           ---------------------------

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH THE SECURITIES COMM ISSION OF ANY STATE UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND ARE SUBJECT TO THE WARRANT AGREEMENT, DATED AS OF AUGUST 28, 2001, AMONG EMERGENT FINANCIAL GROUP, INC. AND THE ORIGINAL HOLDER HEREOF (A COPY OF EACH SUCH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY AND MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY). THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION
REQUIREMENTS OF THOSE SECURITIES LAWS AND UPON PROVISION OF AN OPINION OF COUNSEL IN FORM SATISFACTORY TO THE COMPANY.

Certificate  No.  B2801-1

                            CERTIFICATE REPRESENTING
                         COMMON STOCK PURCHASE WARRANTS

         For the purchase of Common Stock, Par Value $.01 per share, of

                         EMERGENT FINANCIAL GROUP, INC.

                               4,600,000 WARRANTS
                         ______________________________

     THIS CERTIFIES THAT, for value received, STARFISH, LLC, the registered holder of this Common Stock Purchase Warrant (the "Warrant") or permitted assigns (the "Holder"), is entitled to purchase from Emergent Financial Group, Inc., a Delaware corporation (the "Company"), at any time and from time to time, upon 90 days prior notice, until 5:00 p.m. Pacific Time on June 30, 2006 (the "Expiration Date"), up to 4,600,000 fully paid and nonassessable shares of the common stock of the Company, $0.01 par value per share (the "Shares") at a price per share of $0.25 (the "Exercise Price"). The number of shares purchasable upon exercise of this Warrant and the Purchase Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below.

This Warrant is issued under and in accordance with a Warrant Agreement, dated as of August 28, 2001, between the Company and Starfish, LLC (the "Warrant Agreement") and is subject to the terms and provisions contained in the Warrant Agreement, all of which are incorporated herein by reference. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company.

     The Warrants represented by this Certificate may be exercised by the Holder as to all or any lesser number of Shares upon surrender of this Certificate, together with a completed and executed Election to Purchase in the form attached to this Certificate, on or before the date above designated, at the principal office of the Company (or at such other address as is designated in writing by the Company); and upon payment, by cash, check or cashier's check, payable to the Company, of a sum equal to the product of the Exercise Price multiplied by the number of Shares being purchased, or upon conversion of the Warrant under the cashless exercise or easy exercise provisions set forth in Sections 6(c) and
(d) of the Warrant Agreement; provided, that no fractional share shall be issuable upon any such exercise and the Company shall issue one full share in lieu of any fractional share. If this Certificate shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Certificate covering the number of Shares with respect to which this Certificate shall not have been exercised (if such shares are then purchasable hereunder).

     This Certificate is issued subject to the condition, and the Holder, by accepting the same, agrees with every subsequent holder and with the Company that title hereto and all rights hereunder shall be transferable (subject to the provisions of the Warrant Agreement) only by delivery of this Certificate to the Company, together with the assignment form attached hereto completed and duly executed by the Holder; and that the Company and all persons dealing with this Certificate may treat the registered owner hereof as its absolute owner for all purposes, until notified in writing by such owner of a transfer.


                              EMERGENT  FINANCIAL  GROUP,  INC.



                              By:   /s/  Jason  Galanis
                                    Jason  Galanis,  President

DATED:  As  of  August  28,  2001

                              ELECTION TO PURCHASE
                    (To be executed upon exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________________ Shares and herewith tenders in payment for such Shares cash, check or a certified or official bank check, payable to the order of Emergent Financial Group, Inc., in the amount of $____________________, all in accordance with the terms hereof. The undersigned requests that a certificate of such Shares be registered in the name of _____________________whose address is ________________________________________
and that such certificate be delivered to _________________ whose address is _________________ __________________________________________. If the number of
Shares being acquired is less than all purchasable hereunder, the undersigned requests that a new Certificate representing the remaining balance of the Warrants be registered in the name of and delivered to _____________________whose address is ________________________________.



Dated:__________________________     Signature:_________________________________
(Insert Social Security or Other     (Signature must conform in all respects
Identifying  Number  of Holder)      to name of holder as specified on the
                                     Face of  the  Warrant  Certificate)


                                     __________________________________________
                                     (Printed  Name)

                                   ASSIGNMENT
                      (To be executed if Holder desires to
                        transfer the Warrant Certificate)

For  Value  Received,  the  undersigned  hereby  sells, assigns and transfers to


                  (please print name and address of transferee) this Warrant Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints ___________________________ _______________________________ as attorney-in-fact to transfer the same on the books of the Company, with full power of substitution.



Dated:__________________________     Signature:_________________________________
                                     (Signature must conform in all respects
                                     to  name of  holder as specified on the
                                     face  of the  Warrant  Certificate)



________________________________     ___________________________________________
(Insert Social Security or Other     (Printed  Name)
Identifying Number of Holder)